                                                                   EXHIBIT 10.11

                               MCDATA CORPORATION

                                RESALE AGREEMENT
                           AGREEMENT NO. 90-00-0109-07

"MCDATA"
      McDATA Corporation
      310 Interlocken Parkway
      Broomfield, CO  80021-3464

"RESELLER"
      International Business Machines Corporation
      Poughkeepsie, NY  12601


This Master Resale Agreement ("Agreement") is entered into by and between McDATA and Reseller, and commences on the date accepted and executed by McDATA ("Effective Date").

Each of the identified documents is incorporated by reference.

     [X]    Resale Agreement

     [X]    Exhibit A   Products and Pricing

     [X]    Exhibit B   Warranty and Post Warranty Services and Pricing
                           Figure B-1  Prices for Warranty, Enhanced Warranty,
                             Post Warranty Services
                           Figure B-2  McDATA Maintenance Agreement
                           Figure B-3  McDATA Product Exhibit

     [X]    Exhibit C   Click-through Software License Agreement

     [X]    Exhibit D   Shrinkwrap Software License Agreement

     [X]    Exhibit E   McDATA Warranty and Disclaimer Statement

This Agreement and the applicable Exhibits identified above, are the complete agreement between McDATA and Reseller with respect to the Products on Exhibit A of this Agreement, and replace all prior oral or written representations or agreements between the parties on the subject matter of this Agreement.

Executed and agreed to:                 Accepted and agreed to:

MCDATA CORPORATION (MCDATA)             INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION (RESELLER)

By: /s/ Donald Beauchesne               By:  /s/ John F. McDonnell
    --------------------------               ---------------------------
Name: Donald Beauchesne                 Name: John F. McDonnell

Title: Group Manager of Procurement     Title:  President and CEO

Date Signed: February 22, 2000          Date Signed: February 22, 2000

Effective Date: February 22, 2000


* Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No 90-00-0109-07 - 02/22/00  IBM Corporation/McDATA Corporation

                               MCDATA CORPORATION

                                RESALE AGREEMENT

                                TABLE OF CONTENTS


Section Title                                                                Page
                                                                             ----
1     DEFINITIONS ....................................................        1

2     SCOPE ..........................................................        1

3     APPOINTMENT ....................................................        1
      3.1   Products .................................................        1
      3.2   End User Services ........................................        2
      3.3   Reseller Services ........................................        2

4     RELATIONSHIP OF PARTIES ........................................        3
      4.1   Independent Contractor ...................................        3

5     TERM ...........................................................        3

6     RESALE AUTHORIZATION............................................        3

7     FORECASTS ......................................................        3

8     SOLITATION OF ORDERS ...........................................        3

9     PRODUCT PRICING ................................................        4
      9.1   Prices ...................................................        4
      9.2   Review and Price Changes .................................        4
      9.3   Most Favored Nations Benefits ............................        4

10    RESELLER'S PURCHASE ORDER ......................................        4
      10.1  Issuance of Purchase Order ...............................        4
      10.2  Acceptance of Reseller's Purchase Order ..................        5
      10.3  Shipment Date ............................................        5
      10.4  Order Rescheduling .......................................        5
      10.5  Order Cancellation .......................................        5
      10.6  Ship and Uninstall Procedure .............................        5
      10.7  Payment Terms ............................................        5
      10.8  Payment Terms for Beta Products ..........................        6
      10.9  Taxes ....................................................        6
      10.10 Shipment/Delivery ........................................        6
      10.11 Title and Risk of Loss ...................................        6
      10.12 Acceptance of Products ...................................        6


Resale Agreement No 90-00-0109-07 - 02/22/00  IBM Corporation/McDATA Corporation

11    PRODUCTS .......................................................        6
      11.1  Identification of Products, Trade Name and Trademark
            Rights....................................................        6
      11.2  Product Configuration Validation .........................        7
      11.3  Product Warranty, Enhanced Warranty, and Post Warranty
            Services..................................................        7
      11.4  Engineering Changes ......................................        8
      11.5  Field Modifications ......................................        8
      11.6  Improvements .............................................        8
      11.7  Reseller Modifications ...................................        8
      11.8  Product Discontinuance ...................................        8

12    SOFTWARE LICENSE AND RESTRICTIONS ..............................        8

13    INDEMNIFICATION ................................................        9
      13.1  McDATA Indemnification ...................................        9
      13.2  Reseller Indemnification .................................       10

14    CONFIDENTIALITY OF INFORMATION .................................       10

15    LIMITATION OF LIABILITY ........................................       10

16    TERMINATION ....................................................       10

17    GENERAL PROVISIONS..............................................       11
      17.1  Entire Agreement .........................................       11
      17.2  Waiver ...................................................       11
      17.3  Contract Changes .........................................       11
      17.4  Governing Law ............................................       11
      17.5  Severability .............................................       11
      17.6  Compliance with Laws .....................................       12
      17.7  Notices ..................................................       12
      17.8  Assignment ...............................................       12
      17.9  Headings .................................................       12
      17.10 Force Majeure ............................................       12
      17.11 Records ..................................................       13
      17.12 Gifts ....................................................       13
      17.13 Press Release ............................................       13
      17.14 Publications and Marketing Materials .....................       13

EXHIBIT A   PRODUCTS AND PRICING

EXHIBIT B   WARRANTY AND POST WARRANTY/SERVICES AND PRICES

      Figure B-1  Prices for Warranty, Enhanced Warranty and Post Warranty
                  Services

      Figure B-2  McDATA Maintenance Agreement

      Figure B-3  McDATA Product Exhibit

EXHIBIT C   McDATA Click-through Software License

EXHIBIT D   McDATA Shrinkwrap Software License

EXHIBIT E   McDATA WARRANTY AND DISCLAIMER STATEMENT


Resale Agreement No 90-00-0109-07 - 02/22/00  IBM Corporation/McDATA Corporation

                             MASTER RESALE AGREEMENT

McDATA and Reseller agree as follows:

1     DEFINITIONS

      1.1 "RESELLER" means the buying entity executing this Agreement, and all subsidiaries or affiliates thereof, which order Products for resale to Channel Partners or End User Customers pursuant to the provisions of this Agreement.

      1.2 "CHANNEL PARTNER" means any business entity used by Reseller to market and resell Products to End User Customers in accordance with the terms of this Agreement.

      1.3 "MCDATA AUTHORIZED RESELLING AGENT" means any business entity authorized by McDATA to resell Products to End User Customers.

      1.3 "END USER CUSTOMER" means any entity which (i) purchases McDATA-manufactured Products from Reseller or Reseller's Channel Partner; and/or (ii) licenses Software associated therewith from McDATA; and/or (iii) receives End User Services from McDATA.

      1.4 "SOFTWARE" means the computer software, in machine executable object code format only, which is delivered by McDATA with the Product and licensed to the End User Customer.

      1.6 "PRODUCTS" means certain McDATA hardware, Software, related features, conversions, and options, as further described in Exhibit A of this Agreement (attached hereto and incorporated herein by reference as may be amended from time to time) which Reseller is authorized to resell and distribute.

      1.7 "END USER SERVICES" means the collective reference to warranty and post warranty (maintenance) services as set forth in Section 3.2 below, and as more fully described in Exhibit B (attached hereto and incorporated herein by reference as may be amended from time to time).

      1.8 "RESELLER SERVICES" means the collective reference to (i) educational services and professional services as set forth in
            Section 3.3 below, which services may be provided by McDATA to Reseller and Channel Partners.

      1.9   "TERRITORY" means all countries on a worldwide basis.

2 SCOPE. This Agreement establishes the terms and conditions under which Reseller will market and resell McDATA Products, End User Services and Reseller Services.

3 APPOINTMENT. Subject to the terms and conditions of this Agreement, McDATA hereby authorizes and appoints Reseller as a non-exclusive McDATA Authorized Reselling Agent to resell the McDATA Products and End User Services in the Territory.

      3.1   PRODUCTS.

            3.1.1 Reseller is authorized to use the Products internally and to resell and sublicense the Products to End User Customers in accordance with the terms and conditions of this Agreement.

            3.1.2 Reseller is authorized to resell and sublicense the Products to Channel Partners in


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              1
                  accordance with the terms and conditions of this Agreement, provided Reseller and such Channel Partner have entered into written agreements with terms and conditions that substantially conform to those contained in this Agreement. Reseller will ensure that Channel Partner is contractually obligated to perform in accordance with the appropriate terms and conditions as set forth in this Agreement.

            3.1.3 Reseller is authorized to accept purchase orders from End User
                  Customers and Channel Partners for Products, and to issue purchase orders to McDATA for such Products. Such purchase orders shall specify the information required in Section 10.1.

            3.1.4 McDATA will ship Product, together with all appropriate manuals and/or documentation, to the End User Customer, to the address provided by Reseller on its purchase order.

            3.1.5 At the time of shipment, McDATA will issue an invoice to
                  Reseller for such Products, and Reseller agrees to pay such invoice in accordance with the terms and conditions herein.

            3.1.6 Reseller will issue an invoice to its Channel Partner or End
                  User Customer, as applicable, for such Products. Reseller is responsible for the collection of funds against such invoice. McDATA bears no responsibility for such collection.

      3.2 END USER SERVICES. McDATA will provide End User Services directly to End User Customers.

            3.2.1 Standard Warranty Services. McDATA will provide standard warranty services to End User Customers in accordance with the warranty provisions of Section 11.3 and Exhibit B herein.

            3.2.2 Enhanced Warranty and Post Warranty Services. McDATA will provide for fee enhanced warranty services and post warranty maintenance services directly to End User Customer. Reseller or Channel Partner will present End User Customer with a description and price quote for such services. A description of such services is provided in the appropriate Product Exhibit (a sample of which is attached hereto as Figure B-3 of Exhibit B, which product exhibit may be modified by McDATA from time to time). At the same time, Reseller or Channel Partner will present McDATA's Maintenance Agreement (a sample of which is attached hereto as Figure B-2 of Exhibit B, which agreement may be modified by McDATA from time to time) for enhanced warranty and/or post warranty maintenance services to End User Customer for execution by End User Customer. In the event End User Customer wishes to avail itself of such services, Reseller and/or its Channel Partner will direct that End User Customer issues a purchase order for such enhanced warranty or post warranty services directly to McDATA. Such purchase order and an executed Maintenance Agreement must be returned to McDATA before such services are performed by McDATA. Reseller is not authorized to change or modify any of the terms of such agreement. The Maintenance Agreement, once signed by McDATA and the End User Customer, will be solely between McDATA and the applicable End User Customer.

      3.3   RESELLER SERVICES

            3.3.1 Educational Services. McDATA will make certain educational services ("McDATA Fibre Channel Educational Services") available to Reseller and its Channel Partners. Reseller and its Channel Partners may purchase or license such educational


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              2
                  services from McDATA as mutually agreed to under a separate agreement.

            3.3.2 Professional Services. McDATA will make certain professional services methodology and packaged educational courseware ("McDATA Fibre Channel Professional Services Products") available to Reseller and its Channel Partners. Reseller and its Channel Partners may license such professional services and courseware from McDATA as mutually agreed to in a separate agreement.

            3.3.3 Marketing Services. McDATA will provide Reseller with all reasonable assistance and technical sales support as may be necessary to consummate the sale of Product in such situations where Reseller presents McDATA with an End User Customer opportunity,

4     RELATIONSHIP OF PARTIES.

      4.1 INDEPENDENT CONTRACTOR. In all matters relating to this Agreement, Reseller shall act as an independent contractor, and neither Reseller nor its employees, agents or others associated with Reseller in the performance of this Agreement are employees, agents or representatives of McDATA, nor do they have authority to represent themselves as such or in any capacity except as set forth in this Agreement. Reseller will assume all liabilities and obligations imposed by any law with respect to all persons employed by or associated with the Reseller in performance of this Agreement. Reseller assumes full responsibility for the actions of such personnel while Reseller is performing services pursuant to this Agreement. Nothing contained in this Agreement shall be construed as granting to Reseller, or any employee, agent or associate of Reseller, rights under any McDATA employee benefit plan. This Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for the debts incurred by the other).

5 TERM. The initial term of this Agreement commences on the Effective Date and continues in effect for a period of five (5) years, unless sooner terminated pursuant to the termination provisions in this Agreement. Thereafter, this Agreement shall be automatically renewed for successive one (1) year terms, unless the Agreement is cancelled by either Reseller or McDATA by notifying the other party in writing of its intent to do so at least sixty (60) days prior to the end of the initial term or any renewal term.

6 RESALE AUTHORIZATION. Reseller is authorized to resell the Products both directly and through Channel Partners in the Territory in accordance with the terms of this Agreement.

7 FORECASTS. Within [*] after the Effective Date, Reseller will give McDATA a non-binding forecast in writing of its projected purchases for resale of Products to Channel Partners and End User Customers for the following [*]; quantities are to be identified by model and by month. On or before the [*] of each [*] thereafter, Reseller will provide McDATA with an updated forecast covering the projected purchases for the subsequent rolling [*] period. Forecasts are Reseller's best effort projections of intended total purchases and are not commitments to buy. Reseller has no expressed or implied liability with regard to its forecasts.

8 SOLICITATION OF ORDERS. Reseller shall solicit orders from End User Customers by lawful and proper means. In connection with performing these duties, Reseller shall:

----------------------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              3

      8.1 Establish and maintain a business relationship with End User Customers, becoming knowledgeable of their requirements and proposing to satisfy those requirements with Products, and, at McDATA's reasonable and infrequent request, assist McDATA with problem determination and resolution associated solely with Reseller's End User Customers.

      8.2 Be responsible for establishing and maintaining End User Customer satisfaction with respect to all Reseller's activities under this Agreement and to participate in customer satisfaction programs as McDATA and IBM may mutually agree upon.

      8.3 Implement this Agreement effectively by using catalogs, samples, advertising literature, and sales aids which McDATA provides to carry out this Agreement. Such catalogs, samples, advertising literature, and sales aids shall be provided by McDATA at McDATA expense and remain the property of McDATA and, upon termination or expiration of this Agreement, any remaining such items shall be returned to McDATA or disposed of;

      8.4 Become and remain informed concerning all information, bulletins, and price changes in connection with Products which may be issued by McDATA to Reseller;

      8.5 Participate in any sales training provided by McDATA for Reseller's sales personnel at such locations, times and for such periods as are mutually agreed; and

      8.6 Reseller will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of illegally influencing decisions in favor of McDATA, directly or indirectly.

9     PRODUCT PRICING

      9.1 PRICES. Reseller shall purchase Products from McDATA at the prices listed on the attached Exhibit A.

      9.2 REVIEW AND PRICE CHANGES. Either party hereto may request at any time a meeting to discuss changes in market conditions, product cost, special bid pricing, or volume consideration, and the other party agrees to meet as soon as practicable with the requesting party to negotiate in good faith product price or quantity adjustments.

      9.3 MOST FAVORED NATIONS BENEFITS. McDATA warrants to Reseller that the prices (less any applicable discounts) for the Products identified in Exhibit A of this Agreement do not exceed those offered to any other customer purchasing similar volumes of a similar products with similar specifications, features and functions. McDATA further warrants that it will offer to Reseller any and all rebates, promotions, incentives or discounts which it offers to any of its other resellers or McDATA end user customers purchasing similar volumes of similar products with similar specifications, features and functions. If during the term of this Agreement McDATA sells to other customers such similar products for lower prices, or provides rebates, promotions, incentives or discounts which are more favorable than those provided to Reseller, McDATA will [*] offer those lower prices, or rebates promotions, incentives, or discounts to Reseller effective [*].

10    RESELLER'S PURCHASE ORDER.

      10.1 ISSUANCE OF PURCHASE ORDER. Reseller shall, from time to time, release purchase orders to McDATA for Products for End User Customers. Such purchase orders shall be in writing and identify model, features, quantities, prices; End User Customer name; End User Customer's address to which McDATA will ship the Products; End User Customer installation address if different from ship-to address; End User Customer technical contact name, phone number; and the level of warranty or post warranty service requested by End User Customer. Such purchase orders are Reseller's commitments to buy the Products specified on such purchase orders.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              4

            Reseller may transmit purchase orders by facsimile or other electronic means. Orders are considered binding upon receipt by McDATA of such facsimile or other electronic means, subject to acceptance as set forth below.

      10.2 ACCEPTANCE OF RESELLER'S PURCHASE ORDER. Purchase orders shall be considered as accepted by McDATA unless McDATA provides Reseller with written or verbal notice of any discrepancy or the reason for rejection within [*] after receipt of such purchase order. Unless Reseller is in material breach of this Agreement, McDATA shall be obligated to accept Reseller's purchase orders if such purchase orders materially conform to the terms of this Agreement. All such purchase orders shall be governed by the terms and conditions of this Agreement, and none of the terms or conditions of Reseller's purchase order shall be applicable if they are in conflict with the terms or conditions of this Agreement.

      10.3 SHIPMENT DATE. Upon acceptance of a purchase order, McDATA will provide Reseller with an estimated delivery date. McDATA will upon Reseller's request ship/deliver Products within [*] after receipt of Reseller's purchase order (ARO) for forecasted quantities of Products. If Reseller requires quantities in excess of the forecast or shipment lead times less than [*], McDATA will use its reasonable commercial efforts to comply with such request.

      10.4 ORDER RESCHEDULING. McDATA agrees to receive Reseller's purchase change orders specifying changes in the configuration of any Product at any time prior to [*] from the scheduled date of shipment, and McDATA agrees to use its commercially reasonable efforts to accept such change order. McDATA agrees to accept Reseller's purchase change orders specifying changes in the ship to address for any Product at any time prior to [*] from the scheduled date of shipment, and provided all export documentation is available on a timely basis, McDATA agrees to accommodate such change order. In the event McDATA cannot satisfy any such change order without impacting scheduled delivery, it will apprise Reseller of the possibility of a delay and of the revised ship date within [*] of its receipt of such Purchase Change Order such that Reseller can manage the situation with its End User Customer.

      10.5 ORDER CANCELLATION. Reseller may cancel purchase orders [*] prior to shipment.

      10.6 SHIP AND UNINSTALL PROCEDURE. Ship and Uninstall ("S&U") is hereby defined as Product, features or options which have been shipped to Reseller or Reseller's End User Customer which have not been removed from its original shipping boxes nor installed at an End User Customer's site, and which Reseller wishes to return to McDATA for credit.

            McDATA agrees to accept the return of any S&U units, features or options which have been returned to Reseller as cancellations from Reseller's End User Customers; provided, such S&U returns are initiated within [*] of the original shipment date from McDATA for domestic orders or within [*] of the original shipment date from McDATA for international orders. For such S&U units, features or options, McDATA will charge a base handling fee of [*] of the original hardware purchase price, with a minimum fee of [*] and a maximum of [*]. Any costs associated with damages to or reconfiguration of the unit will be additive to this [*] fee.

      10.7 PAYMENT TERMS. Payment is [*] from the date of a conforming invoice for invoices generated by Electronic Data Interchange ("EDI") or [*] from the date of conforming invoice for invoices submitted by means other than EDI. All transactions shall be in U.S. dollars or


* Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              5
            as may be required by governmental requirements.

      10.8 PAYMENT TERMS FOR BETA PRODUCTS. "Beta Program Products" means Products provided to Reseller for early testing and evaluation by a mutually agreed upon set of End User Customers. For those Beta Program Products not returned to McDATA, at the end of the Beta Program McDATA will invoice Reseller for such Beta Program Products. Reseller will pay McDATA in accordance with the provisions of
            Section 10.6.

      10.9 TAXES. All prices for Products and Services provided under this Agreement are exclusive of any taxes, duties or government levies (including, but not limited to, value added, property, sales, use, privilege, excise, or similar taxes) imposed by the United States, and State, territory, or any other governmental entity. Reseller is purchasing Product for resale. Reseller shall provide McDATA with a resale or other appropriate exemption certificate in conjunction with this Agreement. Reseller shall be liable for sales and use taxes on purchases that are not subject to such exemption. In the event that Reseller does not provide to McDATA a resale or other appropriate exemption certificate, any such taxes or amounts in lieu thereof that are charged to or payable by McDATA (exclusive of taxes based on McDATA's net income) will be invoiced to and paid by Reseller in the manner set forth in Section 10.6 of this Agreement. Reseller is responsible for all taxes resulting from this Agreement or any activities hereunder, excluding taxes based on McDATA's net income. Further, Reseller is responsible for collecting from End User Customers all applicable taxes, and remitting same to the appropriate taxing authorities.

      10.10 SHIPMENT. All shipments will be EXW McDATA's factory, and Reseller is responsible for all shipping charges. Reseller will specify in writing on its purchase order the location to which the Products are to be shipped. As used in this Agreement, shipment and delivery are synonymous. For purposes of this Agreement, shipment and delivery occur upon delivery of Products by McDATA at McDATA's factory to the common carrier specified by Reseller.

      10.11 TITLE AND RISK OF LOSS. Title and risk of loss will pass to Reseller upon shipment, except that title to the Software shall at all times remain with McDATA.

      10.12 ACCEPTANCE OF PRODUCTS. Reseller's acceptance of each Product shall occur upon delivery unless McDATA is otherwise notified in writing, by facsimile or other means of electronic transfer, by Reseller [*] from delivery that such Product does not conform to specifications. Payment for any Product by Reseller shall not constitute acceptance nor reduce the [*] available for inspection and reporting of any nonconformance. Such defective Product shall be repaired or replaced (at McDATA's option and expense) pursuant to the terms of Exhibit E attached hereto (as may be amended from time to time).

11 PRODUCTS. McDATA agrees to sell to Reseller the Products listed on Exhibit A of this Agreement, at the prices specified on such Exhibit, and under the terms specified in this Agreement. Subject to Section 11.8 below, McDATA reserves the right to revise the list of Products in said Exhibit A at any time during the term of this Agreement upon ninety (90) days notice to Reseller. Additionally, McDATA reserves the right at any time to make changes to any Products, including changes which are required to facilitate performance in accordance with Product Specifications.

      11.1  IDENTIFICATION OF PRODUCTS, TRADE NAME AND TRADEMARK RIGHTS

            11.1.1 Identification of Products. Reseller acknowledges that the
                  Products to be sold by


* Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              6

                  Reseller shall always be sold under trademarks and trade names owned by or licensed to McDATA. Reseller agrees that it will not remove, alter or obscure in any way any proprietary markings on any Product at any time.

            11.1.2 Trademark and Trade Name Rights. During the term of this
                  Agreement, McDATA grants permission to Reseller to use McDATA's trade name and trademarks only as follows: (i) in connection with the sale, lease, licensing, distribution, advertisement or promotion of the Products in the Territory; and (ii) to identify Reseller as a "McDATA Authorized Selling Agent". Reseller shall use McDATA's trademarks in sales literature and all other promotional materials, and in all media advertisement, shall use McDATA's trade name solely to reflect the source of such Products, and shall identify trademarks and trade names as being the property of McDATA.

                  Prior to publication or commercial use, samples of Reseller's use of McDATA's trademark and/or trade name in all printed material shall be delivered to McDATA for review and approval. McDATA reserves the right to discontinue use or to substitute any McDATA trademark or trade name at any time. Immediately upon written notice from McDATA of discontinued use, Reseller shall immediately (or upon prompt liquidation of inventory) stop using the trademark and/or trade name, and if so instructed by McDATA, destroy or return to McDATA , at McDATA's expense, any remaining goods, advertising and packaging materials bearing such trademark and/or trade name. In the event of substitution, Reseller shall immediately use such new trademark and/or trade name, and stop using the previous trademark and/or trade name, and if so instructed by McDATA, destroy or return to McDATA, at McDATA's expense, any remaining goods, advertising and packaging materials bearing such previous trademark and/or trade name.

                  McDATA will, in its sole discretion, in its name and at its expense, apply for certificates of use or registration of its trademark(s), as applicable. Reseller acknowledges that all right, title and interest in said trademarks and trade names shall at all times vest in McDATA or McDATA's licensors, and Reseller will not apply for or register trademarks and/or trade names which are the same as or confusingly similar thereto, except with McDATA's prior written consent.

                  No right is granted hereunder for either party to use the trademarks of the other party, except as provided herein or as specifically permitted in writing by such other party.

                  Reseller may allow its Channel Partners to use McDATA's trade name and/or trademarks provided such Channel Partner has agreed in writing to comply with the provisions of this Section.

      11.2 PRODUCT CONFIGURATION VALIDATION. The parties agree that McDATA will test and measure systems level interoperability of Reseller's product(s) with the Products in a Fibre Channel Storage Area Network ("SAN") environment. The parties agree to define a Fibre Channel SAN system configuration ("SAN Configuration") and test plan, and execute such test plan to validate the interoperability of such products and Products within the defined SAN Configuration.

      11.3 PRODUCT WARRANTY, ENHANCED WARRANTY, AND POST WARRANTY SERVICES. McDATA will provide warranty, enhanced warranty, and post warranty services for the Products directly to the End User Customer in accordance with the terms set forth in Sections 3.2.1 and 3.2.2 herein, and in accordance with the processes, policies, procedures, and prices outlined on


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              7

            Exhibit B. For warranty services, McDATA shall ensure that End User Customer is provided a copy of the McDATA Warranty and Disclaimer Statement (a sample of which is attached hereto as Exhibit E and which may be modified by McDATA from time to time), together with an appropriate McDATA Product Exhibit (a sample of which is attached hereto as Figure B-3 and which may be modified by McDATA from time to time.) For enhanced warranty and post warranty services, Reseller shall present McDATA documents to End User Customer in accordance with the terms set forth in Section 3.2.2 herein.

      11.4 ENGINEERING CHANGES. McDATA reserves the right to make a change to any Products at any time prior to shipment if (a) the change is necessary to make the Products function in accordance with the specifications current at the time of shipment of such Products and/or meet the then-current requirements for operation as published by any of the regulatory agencies listed in the specifications, or
            (b) subject to Section 11.2, McDATA in good faith determines that such change does not adversely affect End User Customer's use of the Products. McDATA will communicate as expeditiously as possible any changes that adversely affect End User Customer's use. All rights in and to any Product design changes will be the exclusive property of McDATA.

      11.5 FIELD MODIFICATIONS. To the extent that McDATA determines that any Product in the field requires modification as the result of an engineering change, McDATA shall be responsible for such field modification, whether such change is retrofitable in the field or requires returning such Product to McDATA.

      11.6 IMPROVEMENTS. If McDATA makes generally available to its resellers and end user customers any new or improved Product which may include new models of or options or features ("Improved Products"), McDATA agrees to give Reseller the right to purchase and resell such Improved Products pursuant to this Agreement and to have access to such Improved Products including volumes, samples, timing and technical support services at least equal to that provided to any other party.

      11.7 RESELLER MODIFICATION. Reseller represents that in no event shall Reseller alter any Product in any way to modify the performance characteristics of that Product without the prior written permission of McDATA. The appropriate identification labels, regulatory agency marks and verification of FCC Class A Compliance or the licensed agency number are indicated on the Products at the time of shipment. Reseller shall not modify any marks or labels affixed to the Products by McDATA with those showing Reseller's name, or otherwise modify or replace such marks or labels. McDATA hereby disclaims any liability for the possession, use, resale, or operation of any Products which, as a result of an alteration by Reseller or any third party, affects its compliance with the applicable regulations and/or requirements.

      11.8 PRODUCT DISCONTINUANCE. McDATA reserves the right to discontinue Products by notifying Reseller in writing at least ninety (90) days prior to the discontinuance date. McDATA agrees to honor all purchases orders received and accepted by McDATA prior to the date specified on the discontinuance notice.

12 SOFTWARE LICENSE AND RESTRICTIONS.

      12.1 Reseller understands that the Software is proprietary to and copyrighted by McDATA or its suppliers. Reseller further understands that Reseller and its Channel Partners and End User Customers are acquiring only the right to use the Software, and that all ownership, copyright, and other intellectual property rights vested in this Software shall remain with McDATA or its suppliers.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              8

      12.2 McDATA grants to Reseller the non-exclusive, non-transferable worldwide right and license to use the Software, in Object Code form only, for support, marketing, sales and demonstration purposes and for the training of its Channel Partners and End User Customers and to use the Software with Product purchased by Reseller for internal use.

      12.3 Reseller agrees that it shall not attempt to modify, reverse engineer, decompile, disassemble, decode or translate the Software. Reseller further agrees that it shall not copy the Software except for archival or back-up purposes, as may be necessary for use on or with the Products.

      12.4 McDATA shall ensure that each End User Customer is provided a copy of the Software license that is between such End User Customer and McDATA or its suppliers. Such Software license may be in the form of a click-through and/or shrinkwrap license. A sample of McDATA's click-through software license language is attached hereto as Exhibit C and incorporated herein by reference. A sample of McDATA's shrinkwrap software license is attached hereto as Exhibit D and incorporated herein by reference.

      12.5 Reseller may sublicense the foregoing right and license to its Channel Partners, provided such Channel Partners are subject to the foregoing restrictions and have executed a written agreement with Reseller regarding same.

13    INDEMNIFICATION

      13.1 MCDATA INDEMNIFICATION. McDATA agrees to indemnify, defend and hold Reseller harmless from any and all damages, liabilities, costs and expenses finally awarded against Reseller as a result of any third party claim, judgment or adjudication against Reseller (a) which claims that Products or Software infringe any patent, copyright, trademark, trade secret, or other intellectual property right of any third party in the United States, Canada, Mexico, Japan, Australia, New Zealand, Singapore, Brazil, United Kingdom, Germany, France, and other European Union member countries, or (b) for damage to property and tangible personal property or bodily injury (including death) caused by the Products or Software or McDATA's negligence or willful misconduct. As a condition of McDATA's obligation described in this
            Section 13.1, Reseller must promptly notify McDATA in writing of the claim, and cooperate with and grant to McDATA the sole control of the defense of any action and all negotiations for settlement and compromise. McDATA shall not be obligated to indemnify Reseller for any claim based upon (x) any alteration or modification made to the Product or Software unless made pursuant to McDATA's instructions, where such infringement, damage or injury would not have occurred but for such modification or alteration, and (y) any improper installation, storage, handling or use of the Products or Software not conforming to McDATA's published specifications by Reseller or its Channel Partners or End User Customers.

            In order to realize the worldwide intent of this Agreement as referenced in Section 6 above, and subject to Reseller's prior written notification of no less than thirty (30) days of its intent to sell Products or Software into additional countries not listed in subsection (a) above, the parties shall mutually agree to extend the above indemnification to such additional countries within thirty
            (30) days of such request. McDATA's agreement to extend the above indemnification of Reseller to such additional countries shall not be unreasonably withheld.

            In the event the Products or Software become, or in McDATA's opinion are likely to become, the subject of an infringement, McDATA shall have the right, at its option and expense, to (i) obtain the rights to continued use of such Product or Software, (ii) modify the Product or Software so that it is no longer infringing, or (iii) replace the Product or Software with a


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              9
            solution that is functionally equivalent, or (iv) refund to Reseller at the End User Customer's net book value for the Product.

            The foregoing remedies are the sole remedies for infringement of any intellectual property rights.

      13.2 RESELLER INDEMNIFICATION. Reseller agrees to indemnify, defend and hold McDATA harmless for claims (a) made against McDATA by third parties for damage to real property and tangible personal property or bodily injury (including death) arising out of Reseller's misuse of the Products and/or Reseller's negligence or willful misconduct and for which Reseller is legally liable, and (b) based upon misrepresentation by Reseller in conducting its activities under this Agreement.

14 CONFIDENTIALITY OF INFORMATION. McDATA and Reseller acknowledge that in the course of purchasing Products and meeting their respective obligations under this Agreement, each may be obliged to obtain information relating to the Products and to each other which is of a confidential or proprietary nature and which is marked as such ("McDATA Proprietary Information" or "Reseller Proprietary Information" or equivalent). Such Proprietary Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, data, customer lists, financial information, and sales and marketing plans. McDATA and Reseller agree that to the extent that exchanges of Proprietary Information are necessary, any such exchange will be disclosed pursuant to the terms and conditions of that certain Confidential Disclosure Agreement No. 011898MCD dated March 31, 1998. Except as otherwise set forth herein, all information exchanged under this Agreement will be deemed to be non-confidential.

            Either party may publicly disclose the existence of this Agreement subject to prior review and approval by the other party; however, neither party shall disclose the specific terms and conditions to any third parties except by written agreement between McDATA and Reseller dated subsequent to the Effective Date, or as required by law or the order of a court of competent jurisdiction. This restriction in no way limits McDATA's ability to use the general form of this Agreement with other Resellers.

15 LIMITATION OF LIABILITY. EXCEPT FOR McDATA'S LIABILITY FOR INFRINGEMENT UNDER SECTION 13.1 AND EXCEPT FOR BREACH BY EITHER PARTY OF SECTION 14, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF ANTICIPATED REVENUE OR LOSS RESULTING FROM BUSINESS DISRUPTION) ARISING IN CONNECTION WITH THIS AGREEMENT, WHETHER IN AN ACTION FOR CONTRACT OR TORT AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND FOR ACTUAL DIRECT DAMAGES IN EXCESS OF [*].

            Neither party will bring any legal action against the other more than one (1) year after the cause of action arose.

16 TERMINATION.

      16.1 In addition to any other rights or remedies which may be available at law or in equity, either party may terminate this Agreement upon the occurrence of any one of the following:

----------------------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.

Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              10

            (i) If either party is in default of any material provision of this Agreement and such default is not corrected within thirty
                  (30) days of receipt of written notice specifying the nature and extent of the breach of the other party, this Agreement may be terminated by the party not in default. If the default is such that it cannot be reasonably cured within thirty (30) days, then the defaulting party must commence cure within thirty (30) days and proceed to cure with due diligence. The written notice shall state the defaults and the effective date of termination if the defaults are not cured.

            (ii) In the event of proceedings in bankruptcy or insolvency invoked by or against either party, or in the event of the appointment of an assignee for the benefit of creditors or a receiver, the other party may elect to immediately terminate the Agreement by providing written notice of its election to terminate.

      16.2 Termination of this Agreement shall not relieve either party of the obligations incurred under this Agreement pursuant to Sections 3.2.1, 10.7, 10.8, 11.1, 11.3, 12.3, 12.5, 13, 14, 17.4, 17.6, 17.8
            and Exhibit B, which Sections shall survive such termination. In addition, any other obligations under this Agreement which by their nature extend beyond the expiration date or other termination of this Agreement shall survive and remain in effect until all such obligations are satisfied.

      16.3 Upon termination of this Agreement by McDATA or by Reseller, each party shall return all of the other's tangible confidential information, prototypes and loaned equipment provided in connection with this Agreement, except as set forth in Section 14, within sixty
            (60) calendar days. The provisions of the confidentiality agreement shall survive termination of this Agreement.

17    GENERAL PROVISIONS

      17.1 ENTIRE AGREEMENT. This Agreement, together with the documents and other agreements referenced herein are the final, complete, and exclusive agreement between Reseller and McDATA with respect to the subject matter herein. This Agreement takes precedence over any additional or different terms from whatever source, including those of Reseller, to which objection is hereby made by McDATA.

      17.2 WAIVER. No waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

      17.3 CONTRACT CHANGES. Except as provided herein, this Agreement may not be modified or amended except by an instrument in writing signed by duly authorized representatives of both parties. The parties acknowledge that from time to time McDATA and Reseller may wish to implement changes to this Agreement.

      17.4 GOVERNING LAW. This Agreement shall be governed by the substantive laws of the State of New York. Any proceeding to enforce, or to resolve disputes relating to, this Agreement shall be brought before a court of competent jurisdiction in the State of New York, including a federal District Court sitting within such State. In such proceedings. neither party shall assert that a court lacks jurisdiction over such party or the subject matter hereof. The parties hereto expressly waive any right they might have to a jury trial and agree that any proceeding under this Agreement shall be tried by a judge without a jury. The United Nations Convention on the International Sale of Goods (CISG), as provided for in Article 6 thereof, is specially excluded and shall not be applicable to any transaction contemplated herein.

      17.5 SEVERABILITY. If any part of this Agreement is found to be invalid by any court, the remainder


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              11
            will remain in full force and effect.

      17.6 COMPLIANCE WITH LAWS. The parties as well as Channel Partners shall comply with all applicable laws, including, without limitation, the import and export control laws of the United States of America, any import and export control regulations of the United States, and any applicable laws or regulations of those countries involved in transactions concerning the exporting, importing and re-exporting of Products purchased under application of these terms and conditions. The parties as well as Channel Partners shall also comply with the United States Foreign Corrupt Practices Act and shall indemnify McDATA from and against any liabilities, damage, costs and expenses, including reasonable attorneys' fees with respect to claims resulting from violations of such act by a party and/or a Channel Partner.

            Reseller covenants to McDATA that it shall not export from the United States or reexport from the country to which McDATA initially exports any of the Software in any form, without the prior written consent of McDATA and any agency of the United States government where such consent is necessary.

      17.7 NOTICES. Notices required hereunder shall be in writing, and shall be deemed given when transmitted by facsimile (provided such facsimile is subsequently confirmed in writing within five (5) days of the facsimile date) or deposited with an express delivery service with guaranteed third day delivery, prepaid, addressed as follows:

                  To McDATA:
                  McDATA Corporation
                  310 Interlocken Parkway
                  Broomfield, Colorado  80021-3464
                  Attn.:  Vice President of Sales
                          Facsimile # (303) 460-3235

                  To Reseller:
                  International Business Machines Corporation
                  2455 South Road
                  Poughkeepsie, NY  12601-5400
                  Attn: Manager OEM Products
                              Facsimile #  (914) 433-9617

      17.8 ASSIGNMENT. Neither Reseller nor McDATA shall assign this Agreement or any rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

      17.9 HEADINGS. The headings provided in this Agreement are for convenience only and shall not be used in interpreting or construing this Agreement.

      17.10 FORCE MAJEURE. Neither party shall be responsible for any failure to perform or delay in performing any of its obligations due to causes beyond the reasonable control of the party, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor, or materials. In the event of such delay, either party may defer the performance for a period equal to the time of such delay, provided however if such period to time exceeds one (1) month Reseller may without penalty cancel or reschedule any or all unfilled purchase orders and if such period exceeds three (3) months either party may terminate this Agreement.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              12

      17.11 RECORDS.

            17.11.1 During the term of this Agreement and for a period of two
                    (2) years after termination or expiration of this Agreement, Reseller shall maintain a full and complete record of all Reseller's shipments of Software to Channel Partners and End User Customers. During such time, but no more often than once per year, McDATA retains limited rights to audit such records. Such audit shall be conducted by an independent third party at McDATA's expense and is subject to reasonable notice by McDATA and shall take place during Reseller's normal business hours.

            17.11.2 During the term of this Agreement and for a period of two
                    (2) years after termination or expiration of this Agreement, Reseller retains limited rights to audit McDATA's relevant business records for McDATA's compliance with Section 9.3 and Section 2.5 of Exhibit B of this Agreement. Such audit shall be conducted by an independent third party at Reseller's expense and is subject to reasonable notice by Reseller and shall take place during McDATA's normal business hours.

      17.12 GIFTS. Neither party shall knowingly offer or give employees or members of their families of the other party gifts or gratuities of any type.

      17.13 PRESS RELEASE. Following execution of this Agreement, each party may issue a press release announcing that Reseller is a reseller of the Products. The parties shall to agree upon the text of said press releases prior to such announcement, and such agreement shall not be unreasonably withheld. Failure to reach such agreement shall not be grounds for termination of this Agreement.

      17.14 PUBLICATIONS AND MARKETING MATERIALS.

            17.14.1 Publications. English language soft copies of each applicable technical End User Customer manual will be available to Reseller at no charge.

            17.14.2 Marketing Materials. McDATA will make available to Reseller soft copies of marketing literature for the Products, subject to retention of all copyright notices and/or confidentiality legends.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              13

                                    EXHIBIT A
                              PRODUCTS AND PRICING

FEATURE     DESCRIPTION                      REFERENCE        RESELLER         DISCOUNT
                                                            NET PRICING          FROM
                                                             REFLECTING        REFERENCE
                                                            APPROPRIATE
                                                              DISCOUNT
ED-5000     Base Assembly                       [*]              [*]               [*]

5010        G_Port Short-Wave (1 x 9)*          [*]              [*]               [*]
5011        G_Port Long-Wave (1 x 9)*           [*]              [*]               [*]
5012        Combo Port Board                    [*]              [*]               [*]
5020        High-Availability Hardware
            Pkg                                 [*]              [*]               [*]
5021        High-Availability Power
            Supply                              [*]              [*]               [*]
3755        EFC Server PC (Console)             [*]              [*]               [*]
5030        Ethernet Hub                        [*]              [*]               [*]

3750        EFC Manager (Software)**            [*]              [*]               [*]
3775        ED-5000 Product Manager**           [*]              [*]               [*]


**    Release 2.0 Pricing

 ** ED-5000 Product Manager required for each ED-5000 installed

 ** ED-5000 Manager required for initial ED-5000 installed in a fabric and can manage upto (32) ED-5000's directly connected via E port

Sample Configurations

Non-HA      1 Power Supply, 2 Fans, 1 CTP, 1 MPC, 1 CMM, EFC S/W, EFC Server PC, PM,Hub
------
8 Ports                                         [*]          [*]           [*]
16 Ports                                        [*]          [*]           [*]
32 Ports                                        [*]          [*]           [*]

HA with EFC Manager and Console

            2 Power Supplies, 2 Fans, 2 CTP, 2 MPC, 2 CMM, EFC S/W, EFC Server PC, PM,Hub
8 Ports                                         [*]          [*]           [*]
16 Ports                                        [*]          [*]           [*]
32 Ports                                        [*]          [*]           [*]

HA without EFC Manager and Console

            2 Power Supplies, 2 Fans, 2 CTP, 2 MPC, 2 CMM, EFC S/W, EFC Server PC, PM,Hub
8 Ports                                         [*]          [*]           [*]
16 Ports                                        [*]          [*]           [*]
32 Ports                                        [*]          [*]           [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                              14

                                    EXHIBIT B

                           WARRANTY AND POST WARRANTY
                               SERVICES AND PRICES


NOTE: McDATA reserves the right to modify this Exhibit from time to time, to delete Services, or to include additional Services which it will make available to End User Customers.


1     WARRANTY

McDATA warrants the Products to the End User Customer in accordance with the McDATA Warranty and Disclaimer Statement (Exhibit E, attached hereto and incorporated herein by reference, as may be modified by McDATA from time to time).

The warranty period for each Product is stated on a McDATA Product Exhibit for such Product (see copy attached to this Exhibit as Figure B-3 as may be modified by McDATA from time to time).

2     SERVICES

      2.1   WARRANTY SERVICES

            The warranty services available to the End User Customer for each Product are outlined on a McDATA Product Exhibit for such Product (see sample attached to this Exhibit as Figure B-3). Warranty services include standard services for which there is no charge to the End User Customer.

      2.2   ENHANCED WARRANTY SERVICES

            The enhanced warranty services available to the End User Customer for each Product are outlined on a McDATA Product Exhibit for such Product (see sample attached to this Exhibit as Figure B-3) at the prices stated on Figure B-1 of this Exhibit. An End User Customer must execute a McDATA Maintenance Agreement (Figure B-2, attached hereto and incorporated herein by reference, as may be amended from time to time) to receive such enhanced warranty services.

      2.3   POST WARRANTY SERVICES

            The post warranty services available to the End User Customer for each Product are outlined on a McDATA Product Exhibit for such Product (see sample attached to this Exhibit as Figure B-3) at prices stated on Figure B-1 of this Exhibit. An End User Customer must execute a McDATA Maintenance Agreement (Figure B-2, attached hereto and incorporated herein by reference, as may be amended from time to time) to receive such post warranty services.

      2.4   INSTALLATION

            Reseller will install Products at its expense.

      2.5   INCENTIVE

            If at the time the End User Customer purchases Products from Reseller it purchases a three year, 24x7 upgrade contract from McDATA, and McDATA invoices such End User Customer for the three year, 24x7 upgrade contract, McDATA will pay Reseller an [*] commission on


* Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               15
            the value of such invoice. Such commission will be paid to Reseller biannually for the periods ending June 30th and December 31st. On or before the 15th day of each month, McDATA will issue a report to Reseller stating the value of the total of such three year contracts invoiced by McDATA in the previous month. On or before the 15th day of July and January, McDATA will issue a check to Reseller in the amount of the earned commission for the previous period.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               16

                                                    FIGURE B-1

                         PRICES FOR WARRANTY, ENHANCED WARRANTY AND POST WARRANTY SERVICES

-------------------------------------------------------------------------------------------------------------------------
 FEATURE    DESCRIPTION OF SERVICE                      SERVICE FEE FOR     SERVICE FEE FOR EMEA   SERVICE FEE FOR ASIA
                                                         NORTH AMERICA                                   PACIFIC
-------------------------------------------------------------------------------------------------------------------------
   CODE                                                 TOTAL     MONTHLY     TOTAL      MONTHLY     TOTAL      MONTHLY
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
N/A        8x5 Next Business Day Warranty
-------------------------------------------------------------------------------------------------------------------------
                        Unit 13                          [*]                   [*]                    [*]
                        months
-------------------------------------------------------------------------------------------------------------------------
                        EFC Manager, 3 months            [*]                   [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Product Manager, 3 Months        [*]                   [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FC-5310    8x5 Next Business Day 2nd Year
-------------------------------------------------------------------------------------------------------------------------
                        Unit                             [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        EFC Manager                      [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Product Manager                  [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                                                         [*]        [*]             [*]    [*]             [*]    [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FC-5311    24x7 Enhanced Warranty Upgrade 1st Year
-------------------------------------------------------------------------------------------------------------------------
                        Unit                             [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        EFC Manager                      [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Product Manager                  [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                                                         [*]        [*]             [*]    [*]             [*]    [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FC-5312    24x7 2nd year
-------------------------------------------------------------------------------------------------------------------------
                        Unit                             [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        EFC Manager                      [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Product Manager                  [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                                                         [*]        [*]             [*]    [*]             [*]    [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FC-5313     24x7 Upgrade, 3 year contract (1 year
enhanced warranty upgrade, 2 years post warranty) *
-------------------------------------------------------------------------------------------------------------------------
                        Unit                             [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        EFC Manager                      [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Product Manager                  [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                                                         [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Discount          [*]%           [*]                        [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Install                          [*]                   [*]                    [*]
-------------------------------------------------------------------------------------------------------------------------
                        Total                            [*]        [*]             [*]    [*]             [*]    [*]
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
           * NOTE:  End User Customer receives [*] discount for prepaying a three year contract.
-------------------------------------------------------------------------------------------------------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               17

                                   FIGURE B-2

                          MCDATA MAINTENANCE AGREEMENT



Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               18

                                 [McDATA LOGO]
                         MAINTENANCE AGREEMENT FC-5313

Thank you for doing business with McDATA Corporation. We strive to provide you with services of the highest quality. If, at any time, you have any questions or problems, or are not completely satisfied, please let us know. Our goal is to do our best for you.

This McDATA Maintenance Agreement (called the "Maintenance Agreement") covers all business transactions you may do with us to acquire Services. This Maintenance Agreement is the complete agreement regarding these transactions, and replaces any oral or written communications between us. By signing below for our respective companies, both of us agree to the terms of this Maintenance Agreement.

BILL-TO LOCATION

Customer Name:____________________________________
Address:__________________________________________
Address:__________________________________________
Attention:________________________________________
Phone:_________________________  FAX:_____________


INSTALLATION LOCATION

Customer Name:____________________________________
Address:__________________________________________
Address:__________________________________________
Technical Contact:________________________________
Phone:__________________  FAX: ___________________
Cell #__________________  Pager __________________




                          PRODUCT SCHEDULE FOR SERVICES

FEATURE CODE            PRODUCT                       SERVICE LEVEL             ANNUAL SERVICE
FEE
---------------------------------------------------------------------------------------------------
FC-5313                 ED-5000 Director              3 year 24x7 Upgrade *           $ [*]
                        EFC Manager                   3 year 24x7 Upgrade *           $ [*]
                        Product Manager               3 year 24x7 Upgrade *           $ [*]
                                                                                      ----

                           Total - 3 year 24x7 contract (before [*])                  $ [*]
                           [*]                                                      - $ [*]
                                                                                      ----
                           TOTAL - 3 YEAR 24X7 CONTRACT                               $ [*]

* Includes 1 year enhanced warranty upgrade and 2 years post warranty 24x7 service. You receive a [*] for prepaying three years.

DESCRIPTION OF SERVICES:

24X7: 24x7 on-site service is available within Principal Area of Maintenance
(PAM). If on-site service is required, the response time is 4 hours.

TELEPHONE SUPPORT AND UNIT MONITORING: 24x7 telephone support is available for all levels of warranty/post warranty service. Call the McDATA Call Center at 1-800-752-4572. If you purchase the optional EFC Manager Server/Software and Product Manager Software, and provide a dial-up phone line, McDATA will provide 24x7 unit monitoring (Call Home Monitoring).

HARDWARE UPGRADES: Upgrades to the Product hardware will be provided to the you as required.

SOFTWARE UPGRADES: Mandatory Maintenance Release upgrades to the Software will be distributed to you. Non-mandatory Maintenance Release upgrades to the Software will be provided as required. Functional Release upgrades to the Software will be made available for fee to you.

Out of scope on-site technical support maintenance service is available at an hourly Time and Materials rate of [*], with a required 2-hour minimum.

DEFINITIONS:

PRINCIPAL AREA OF MAINTENANCE (PAM): An area situated within a specified radius of the business center of a city in which a McDATA authorized service center is located. The radius is approximately 50 miles.

NEXT BUSINESS DAY: Next Business Day service is available within the Principal Area of Maintenance (PAM). If on-site service is required, McDATA will dispatch a representative within 24 hours of your request, unless such dispatch would fall on a weekend or McDATA holiday, in which case the representative will be dispatched on the next McDATA business day. In response to a call placed during normal business hours (8-5 your local time) a Customer Engineer (CE) will arrive at your site before 5:00pm the next business day. Any call received after 5:00pm local time will be handled as if received the next day.

MAIL-IN REPAIR: The Product must be returned to McDATA under the Return Material Authorization (RMA) repair process. Contact the McDATA Call Center at 800-752-4572 for RMA instructions. The unit will be repaired or replaced within 10 days of receipt and returned to you.

MAINTENANCE RELEASE: Software "fixes" for known problems. Maintenance Releases are available to you under warranty, extended warranty, or post warranty at no additional charge.

FUNCTIONAL RELEASE: New releases to Software providing new features or significantly enhanced operability. McDATA reserves the right to charge additional


* Certain information in this agreement has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions. Asterisks within brackets denote omissions.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               19
fee(s) for such Functional Releases.

The parties hereby acknowledge that they have read and understand this Maintenance Agreement, and agree to all terms and conditions stated herein.

MCDATA CORPORATION                         CUSTOMER:

Signed: ___________________________        Signed:_____________________________

Name:______________________________        Name:_______________________________

Title: ____________________________        Title:______________________________

Date:______________________________        Date:_______________________________


  AFTER SIGNING, PLEASE RETURN A COPY OF THIS AGREEMENT ALONG WITH YOUR PO FOR
                          THE AMOUNT STATED ABOVE TO:
     MCDATA CORPORATION, 310 INTERLOCKEN PARKWAY, BROOMFIELD, CO 80021-3464


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               20

                                 [McDATA LOGO]
                        MAINTENANCE TERMS AND CONDITIONS

1     DEFINITIONS:

      1.1 SERVICES are either Enhanced Warranty Services or Post Warranty Services that we provide to you for a fee. The descriptions of these Services and the fees we charge for them are described on the first page of this Agreement

      1.2 ENHANCED WARRANTY SERVICES are services in addition to standard warranty services, which we will provide to you for a fee during the warranty period for the McDATA product(s) you have purchased.

      1.3 POST WARRANTY SERVICES are services we will provide to you for a fee after the expiration of the warranty period for the McDATA product(s) you have purchased.

      1.4 PRODUCT refers to hardware, software, and/or related features which were manufactured or developed by McDATA (or its suppliers) and which are subject to the Services described on the first page of this Agreement.

      1.5 TIME AND MATERIALS charges are fees charged by McDATA for non-standard out of scope Services.

2 PAYMENT TERMS AND TAXES. Payment terms are net thirty (30) days after date of invoice. You are responsible for paying any applicable sales taxes for the Services.

3     SERVICES AND LIMITATIONS.

      3.1 McDATA may repair the failed Product or component or replace it at our discretion. Replacement parts may be new or refurbished. When the type of Service requires that you deliver the failing Product to McDATA, you agree to ship the Product suitably packaged (prepaid unless we specify otherwise) to a location we designate. After we have repaired or exchanged the Product, we will return it to you at our expense unless we specify otherwise. We are responsible for loss of, or damage to, your Product while it is in our possession or in transit in those cases where we are responsible to the transportation charges.

            McDATA will install engineering changes which improve the performance, reliability or safety of a Product ("Field Change Orders" or "FCOs").

      3.2   Services will not include repair or replacement of any Product

            (a) which has been damaged by misuse, accident, modification, unsuitable physical or operating environment, or improper maintenance by you;

            (b) which has been used in combination with other equipment or software which are not recommended for use with such Product in McDATA's written specifications;

            (c) which has been moved, installed, deinstalled, altered or repaired by anyone other than McDATA or McDATA's authorized representative;

            (d) on which the original identification marks have been removed; or
            (e) fails because of a product for which we are not responsible.

            If McDATA provides services which are covered by any of the limitations described above, you agree to pay McDATA for such services at our then-current Time and Materials rates.

4     YOUR OTHER RESPONSIBILITIES.  You agree to:

      (a) promptly notify McDATA of any material failure, malfunction or error in the Products which you detect, and provide McDATA with a description of the problem and the conditions under which it occurred;

      (b) allow McDATA support personnel access to your premises, resources, equipment and personnel as we reasonably require to perform the Services;

Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               21

      (c)   provide a dedicated analog modem phone line for remote diagnostics;

      (d) properly care for the Products, as specified in the documentation for the Products, including maintaining a proper site environment (temperature, humidity, power, etc.);

      (e) ensure that all of your Product software and data files used in connection with the Products are routinely archived and documented;

      (f) if, during the contract term(s), you wish to relocate Product(s) from the initial installation site to a new location, you agree to notify McDATA in writing ninety (90) days prior to the relocation date. Upon receipt of such notification, McDATA may, at its option, prepare the Products for such relocation, and reinstall the Products at McDATA's then-current rates.

5 WARRANTY FOR SERVICES. McDATA warrants that we will perform the Services using reasonable care and skill. THIS WARRANTY AND THE APPLICABLE WARRANTY ACCOMPANYING THE PRODUCT ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6     LIMITATION OF LIABILITY

      6.1 Circumstances may arise where, because of a default on our part or other liability, you are entitled to recover damages from us. In each instance, regardless of the basis on which you are entitled to claim damages from us (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), we are liable for no more than:

            (a) damages for bodily injury (including death) and damage to real property and tangible personal property; and

            (b) the amount of any other actual direct damages up to the greater of [*] or the annual fees paid by you for Services.

            This limit also applies to any of our subcontractors. It is the maximum for which we and our subcontractors are collectively responsible.

      6.2   ITEMS FOR WHICH WE ARE NOT LIABLE

      Under no circumstances are we or our subcontractors liable for any of the following:

            (a) third party claims against you for damages (other than those under Section 6.1 (a) above);

            (b)   loss of, or damage to, your records or data; or

            (c) special, incidental, or indirect damages or for any economic consequential damages (including lost profits or savings), even if we are informed of their possibility.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS WITHIN BRACKETS DENOTE OMISSIONS.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               22

FIGURE B-3

                             MCDATA PRODUCT EXHIBIT
                         ED-5000 FIBRE CHANNEL DIRECTOR

This MCDATA PRODUCT EXHIBIT provides specific information regarding the warranty, enhanced warranty and post warranty maintenance services available for the ED-5000 Fibre Channel Director ordered by End User Customer and/or to be maintained by McDATA.

WARRANTY

The warranty period for evaluations and purchases is thirteen (13) months from the date of shipment from McDATA.

WARRANTY SERVICES:

   NEXT BUSINESS DAY**: The standard warranty services available within the Principal Area of Maintenance (PAM) * are on a Next Business Day** basis for the ED-5000. If on-site service is required, the response time is 8:00 am to 5:00 pm Next Business Day**.

   TELEPHONE SUPPORT AND UNIT MONITORING: 24x7 telephone support is available for all levels of warranty service. Call the McDATA Call Center at 1-800-752-4572. If End User Customer purchases the optional EFC Manager Server/Software and Product Manager Software, and provides a dial-up phone line, McDATA will provide 24/7 unit monitoring (Call Home Monitoring)

   HARDWARE UPGRADES: Upgrades to the Product hardware will be provided to the End User Customer as required.

   SOFTWARE UPGRADES: Mandatory Maintenance Release**** upgrades to the Software will be distributed to End User Customer. Non-mandatory Maintenance Release**** upgrades to the Software will be provided as required. Functional Release***** upgrades to the Software will be made available for fee to End User Customer.

ENHANCED WARRANTY SERVICES:

   24X7: If on-site service is required, the response time is 4 hours. 24x7 warranty services are available in most major cities, within Principal Area of Maintenance (PAM)*. Contact your McDATA Account Manager for warranty upgrade charges. Mail-in Repair*** service is available for Product located outside the PAM*.

   TELEPHONE SUPPORT AND UNIT MONITORING: Services are the same as described above for Warranty Services.

   HARDWARE UPGRADES: Services are the same as described above for Warranty Services.

   SOFTWARE UPGRADES: Services are the same as described above for Warranty Services.

POST WARRANTY SERVICES:

   NEXT BUSINESS DAY**: Services are the same as described above for Warranty Services.

   24X7: Services are the same as described above for Enhanced Warranty
   Services.

   TELEPHONE SUPPORT AND UNIT MONITORING: Services are the same as described above for Warranty Services.

   HARDWARE UPGRADES: Services are the same as described above for Warranty Services.

   SOFTWARE UPGRADES: Services are the same as described above for Warranty Services.

INSTALLATION:

   Installation of the Products will be provided by IBM personnel. Installation will consist of attaching End User Customer-supplied cabling to the Products, configuring Product, attaching and testing the Call Home Monitoring feature, and ensuring the Products are operating properly.

DEFINITIONS:

PRINCIPAL AREA OF MAINTENANCE (PAM): An area situated within a specified radius of the business center of a city in which a McDATA-authorized service center is located. The radius is approximately 50 miles.

NEXT BUSINESS DAY: If on-site support is deemed necessary by McDATA, McDATA shall dispatch a representative within 24 hours of the Customer's request, unless such dispatch would fall on a weekend or McDATA holiday, in which case the representative will be dispatched on the next McDATA business day. In response to a call placed during normal business hours (8-5 Customer local time) a Customer Engineer (CE) will arrive at Customer site before 5:00pm the next business day. Any call received after 5:00pm local time will be handled as if it was received the next day.

MAIL-IN REPAIR: The Product must be returned to McDATA under the Return Material Authorization (RMA) repair process. Contact the McDATA Call Center at 800-752-4572 for RMA instructions. The unit will be repaired or replaced within 10 days of receipt and returned to End User Customer.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               23

MAINTENANCE RELEASE: Software "fixes" for known problems. Maintenance Releases are available to End User Customer under warranty, enhanced warranty, or post warranty at no additional charge.

FUNCTIONAL RELEASE: New releases to Software providing new features or significantly enhanced operability. McDATA reserves the right to charge additional fee(s) for such Functional Releases.



Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Figure B-3
02/22/00                               24

                                    EXHIBIT C
                      MCDATA CLICK-THROUGH SOFTWARE LICENSE




                                    LICENSE AGREEMENT

             CUSTOMER LICENSE AGREEMENT AND CONDITIONS OF SOFTWARE ACCEPTANCE
IMPORTANT: This Agreement contains important information about this software and its use. Read this Agreement before installing this software.

THIS IS A LEGAL AGREEMENT AND THE EXCLUSIVE AGREEMENT BETWEEN THE USER ("YOU") AND McDATA CORPORATION ("McDATA"). IF YOU AGREE WITH THE TERMS OF THIS LICENSE, CLICK THE "YES" BUTTON BELOW TO INSTALL THE SOFTWARE. IF YOU DO NOT AGREE WITH THE TERMS OF THIS LICENSE, CLICK THE "NO" BUTTON BELOW TO QUIT THE INSTALLATION OF THIS SOFTWARE, AND PROMPTLY RETURN THE CD-ROM AND ACCOMPANYING ITEMS (INCLUDING WRITTEN MATERIALS AND CONTAINERS) TO McDATA. INSTALLATION OR USE OF THIS SOFTWARE INDICATES YOUR ACCEPTANCE OF THE TERMS OF THIS LICENSE.


LICENSE. This Software, including any corrections, modifications or enhancements, is proprietary to, trade secret of, and copyrighted by McDATA or its suppliers. You have the non-exclusive right to use the Software subject to the terms and conditions set forth in the License Agreement. You may:

      -     install and use the Software on a single computer,

      - make one (1) copy of the Software into any machine-readable format solely for backup and archival purposes, provided that You include all copyright notices and any proprietary legends on such copy, and

      - physically transfer the Software from one computer to another, provided that the Software is removed from the computer on which it was installed and is used only on one (1) computer at a time, subject to the restrictions set forth herein.

      - transfer this License, together with the original and all back-up copies of the Software and related documentation, only if: (a) you give McDATA written notice of the transfer; and (b) the transferee agrees to comply with the provisions of this License; and (c) you destroy all copies of the Software and related documentation not transferred by you to the transferee.

RESTRICTIONS ON USE AND TRANSFER. You agree that you will not copy, modify, decompile, disassemble, or export the Software from the country where such Software is furnished to you, or transfer the Software, or any copy, modification, or merged portion of such program in whole or in part, except as expressly provided for in this license.

TITLE. The original and any copies of the Software or accompanying documentation, in whole or in part, including translations, compilations, partial copies, modifications, and updates are the property of McDATA. You have only the limited rights granted by this license, and shall not use the Software except as expressly authorized herein. You are not an owner of any copy of the Software, and therefore 17 U.S.C. section 117 does not apply. You must reproduce and include the proprietary rights notices on any copy of the Software and accompanying documentation.


TERMINATION. You may terminate Your license to the Software at any time by destroying the Software and accompanying documentation together with all copies, modifications and merged portions in any form. The license will also terminate if You fail to comply with any term or condition of this Agreement. You agree upon such termination to destroy the Software and accompanying documentation, together with all copies, modifications and merged portions in any form.

LIMITED WARRANTY. McDATA warrants that this electronic media will perform substantially in accordance with published specifications, under normal use, for a period of 90 days after the date of delivery. If, during this 90-day period, you discover a defect in the electronic media, you may return the defective electronic media to McDATA and the electronic media will be replaced without charge. Your sole remedy in the event of a defect in the electronic media is limited to, at McDATA's option, the replacement, of the defective media as provided above, or refund of the cost of the electronic media.

WARRANTY DISCLAIMER. THE SOFTWARE IS PROVIDED "AS IS" WITHOUT WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE SPECIFICALLY DISCLAIMED WITH RESPECT TO THE SOFTWARE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE PRODUCT IS WITH YOU AND SHOULD THE SOFTWARE PROVE DEFECTIVE, YOU (AND NOT McDATA, RESELLER OR DEALER) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION. McDATA MAKES NO WARRANTIES AS TO THE ACCURACY OR


Resale Agreement No. 90-00-0109-07        IBM Corporation / McDATA Corporation
Exhibit C -02/22/00

COMPLETENESS OF USER DOCUMENTATION, OR THAT THE SOFTWARE IS ERROR FREE.

LIMITATION OF LIABILITY. EXCEPT FOR THE TERMS OF THE LIMITED WARRANTY PARAGRAPH OF THIS LICENSE, McDATA MAKES NO ADDITIONAL WARRANTIES, EITHER EXPRESSED OR IMPLIED. NEITHER McDATA NOR ANY THIRD PARTY ASSOCIATED WITH THE CREATION, PRODUCTION, OR DELIVERY OF THIS SOFTWARE OR RELATED DOCUMENTATION SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, LOST PROFITS, SPECIFIC, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING FROM THE FURNISHING, PERFORMANCE, OR USE OF THE LICENSED SOFTWARE OR RELATED DOCUMENTATION, EVEN IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR ANY CLAIM BY ANY OTHER PARTY. IN NO EVENT SHALL McDATA'S LIABILITY EXCEED THE RELEVANT PURCHASE PRICE PAID BY LICENSEE FOR THE PRODUCT TO WHICH THIS LICENSE RELATES. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. McDATA HAS NO LIABILITY TO YOU UNDER THIS SECTION FOR ANY CLAIM BASED UPON YOUR USE, COMBINATION OR OPERATION OF THE PRODUCT WITH ANY EQUIPMENT OR SOFTWARE NOT SUPPLIED BY McDATA, OR BASED UPON ALTERATION OF EQUIPMENT OR MODIFICATION OF SOFTWARE BY YOU OR ANYONE OTHER THAN A McDATA-AUTHORIZED SERVICE REPRESENTATIVE.



ACKNOWLEDGMENT. Your acceptance of this Software License Agreement acknowledges that you have read this License Agreement and agree to its terms. Furthermore, you agree this License Agreement is the complete and exclusive statement of the agreement between us respecting the Software and related documentation, and it supersedes any proposal or prior agreement - oral or written - and any other communication between us relating to the subject matter of this License Agreement. This License Agreement cannot be modified by any purchase order or other document submitted by you.


YEAR 2000 COMPLIANCE. McDATA represents and warrants that the Software is Year 2000 ready. "Year 2000 ready" means that the Software when used in accordance with its associated documentation, is capable of correctly processing, providing, and/or receiving date data within and between the 20th and 21st centuries, provided all other products (for example, software, hardware, and firmware) used with the Software properly exchange accurate date data with it.

GENERAL. If any provision of this Agreement is held unenforceable, that provision shall be enforced to the maximum extent permissible so as to give the intent of the parties, and the remainder of this Agreement shall continue in full force and effect. This Agreement is governed by the laws of the State of Colorado, without reference to its conflict of law principles. You agree to comply with all U.S. and foreign export control laws and regulations.


THE FOLLOWING TEXT IS APPLICABLE TO GOVERNMENT AGENCIES:

      "RESTRICTED RIGHTS NOTICE. The Software or documentation on which this notice is affixed or embedded was developed entirely at private expense by the Contractors named below, and is deemed to be "commercial software" and "commercial computer software documentation," respectively, pursuant to DFAR Section 227.7202 and FAR 12.212(b) as applicable. Any use, modification, reproduction, release, display or disclosure of the Software and/or documentation by the U. S. Government or any of its agencies shall be governed by the terms of this Agreement. It may not be used, duplicated, or disclosed by the Government except as expressly permitted by this Agreement and is subject to the restrictions set forth in FAR
      Section 52.227-19 or 52.227-14 (ALT III) as applicable. Any technical data provided that is not covered by the above provisions is deemed to be "technical data-commercial items" pursuant to DFAR Sections 227-7015(a). Any use, modification, reproduction, release, display or disclosure of such technical data shall be governed by the terms of DFAR Section 227.7015(b) or as otherwise expressly provided by the Contractors. The Contractors are McDATA Corporation, 310 Interlocken Parkway, Broomfield, Colorado 80021-3464, and McDATA's suppliers."


Resale Agreement No. 90-00-0109-07        IBM Corporation / McDATA Corporation
Exhibit C -02/22/00

                                    EXHIBIT D
                       MCDATA SHRINKWRAP SOFTWARE LICENSE



                               MCDATA CORPORATION

             CUSTOMER LICENSE AGREEMENT AND CONDITIONS OF SOFTWARE ACCEPTANCE
IMPORTANT: This Agreement contains important information about this software and its use. Read this Agreement before installing this software.

                           PLEASE READ BEFORE OPENING

IMPORTANT: THE PRODUCTS YOU HAVE PURCHASED CONTAIN SOFTWARE THAT IS PROPRIETARY TO, TRADE SECRET OF, AND COPYRIGHTED BY MCDATA AND/OR ITS SUPPLIERS. MCDATA CORPORATION ("MCDATA") LICENSES THE ENCLOSED SOFTWARE TO CUSTOMERS ONLY FOR THEIR USE ON THE TERMS SET FORTH BELOW. OPENING AND KEEPING THIS PACKAGE INDICATES YOUR ACCEPTANCE OF THESE TERMS. IF YOU DO NOT AGREE WITH THESE TERMS AND CONDITIONS, PARTICULARLY THE LIMITATIONS OF LIABILITY AND WARRANTY, DO NOT USE THIS SOFTWARE AND IMMEDIATELY CONTACT YOUR SALES REPRESENTATIVE TO RETURN THIS SOFTWARE AND ALL ACCOMPANYING DOCUMENTATION AND CONTAINERS.

1. LICENSE. You have a single-user, non-exclusive right to use the enclosed Software resident in CD, diskette, tape, ROM, EPROM, or any other electronic media format, on a single computer and subject to the terms and conditions set forth in the License Agreement. You may install and use the Software on a single computer, and make one (1) copy of the Software into any machine-readable format solely for backup and archival purposes, provided that you include all copyright notices and any proprietary legends on such copy. You may physically transfer the Software from one computer to another, provided that the Software is removed from the computer on which it was installed and is used only on one (1) computer at a time, subject to the restrictions set forth herein. You may transfer this License, together with the original and all back-up copies of the Software and related documentation, only if: (a) you give McDATA written notice of the transfer; and (b) the transferee agrees to comply with the provisions of this License; and (c) you destroy all copies of the Software and related documentation not transferred by you to the transferee.

2. RESTRICTIONS ON USE AND TRANSFER. You agree that you will not sell, copy, modify, decompile, disassemble, or export the Software from the country where such Software is furnished to you, or transfer or sublicense the Software, or any copy, modification, or merged portion of such program in whole or in part, except as expressly provided for in this License.

3. TITLE. The original and any copies of the Software or accompanying documentation, in whole or in part, including translations, compilations, partial copies, modifications, and updates are the sole and exclusive property of McDATA and/or its suppliers. You have only the limited rights granted by this License, and you shall not use the Software except as expressly authorized herein. You are not an owner of any copy of the Software, and therefore 17 U.S.C. section 117 does not apply. You must reproduce and include the proprietary rights notices on any copy of the Software and accompanying documentation.

4. TERMINATION. You may terminate your license to the Software at any time by destroying the Software and accompanying documentation together with all copies, modifications and merged portions in any form. This License will automatically terminate if you fail to comply with any term or condition of this Agreement. You agree upon such termination to destroy the Software and accompanying documentation, together with all copies, modifications and merged portions in any form.

5. LIMITED WARRANTY. McDATA warrants that this electronic media will perform substantially in accordance with published specifications, under normal use, for a period of 90 days after the date of delivery. If, during this 90-day period, you discover a defect in the electronic media, you may return the defective electronic media to McDATA and the electronic media will be replaced without charge. Your sole remedy in the event of a defect in the electronic media is limited to, at McDATA's option, the replacement of the defective media as provided above, or refund of the cost of the electronic media. THIS LIMITED WARRANTY IS VOID IF FAILURE OF THIS SOFTWARE HAS RESULTED FROM ACCIDENT, ABUSE OR MISAPPLICATION.

6. WARRANTY DISCLAIMER. EXCEPT AS TO THE MEDIA ON WHICH THE SOFTWARE IS FURNISHED AS EXPRESSLY PROVIDED ABOVE, THIS SOFTWARE IS PROVIDED "AS IS" WITHOUT WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE SPECIFICALLY DISCLAIMED WITH RESPECT TO THE SOFTWARE. McDATA DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET YOUR REQUIREMENTS. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS SOFTWARE IS WITH YOU AND SHOULD THE SOFTWARE PROVE DEFECTIVE, YOU (AND NOT McDATA, RESELLER OR DEALER) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION. McDATA MAKES NO WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF USER DOCUMENTATION, OR THAT THE SOFTWARE IS ERROR FREE.

7. LIMITATION OF LIABILITY. EXCEPT FOR THE EXPRESS TERMS OF THE
LIMITED WARRANTY PARAGRAPH OF THIS LICENSE, McDATA MAKES NO ADDITIONAL WARRANTIES, EITHER EXPRESS OR IMPLIED. NEITHER McDATA NOR ANY THIRD PARTY ASSOCIATED WITH THE CREATION, PRODUCTION, OR DELIVERY OF THIS SOFTWARE OR RELATED DOCUMENTATION SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, LOST PROFITS, SPECIFIC, OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING FROM THE FURNISHING, PERFORMANCE, OR USE OF THE LICENSED SOFTWARE OR RELATED DOCUMENTATION, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR ANY CLAIM BY ANY OTHER PARTY. IN NO EVENT SHALL McDATA'S LIABILITY EXCEED THE RELEVANT PURCHASE PRICE PAID BY LICENSEE FOR THE PRODUCT TO WHICH THIS LICENSE RELATES. THE LIMITED WARRANTY, LIMITED REMEDIES AND LIMITED LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN McDATA AND YOU. McDATA WOULD NOT BE ABLE TO PROVIDE THE SOFTWARE WITHOUT SUCH LIMITATIONS. SOME STATES


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Exhibit E - 02/22/00

DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. McDATA HAS NO LIABILITY TO YOU UNDER THIS SECTION FOR ANY CLAIM BASED UPON YOUR USE, COMBINATION OR OPERATION OF THE PRODUCT WITH ANY EQUIPMENT OR SOFTWARE NOT SUPPLIED BY McDATA, OR BASED UPON ALTERATION OF EQUIPMENT OR MODIFICATION OF SOFTWARE BY YOU OR ANYONE OTHER THAN A McDATA-AUTHORIZED SERVICE REPRESENTATIVE.

8. ACKNOWLEDGMENT. Your acceptance of this Software License Agreement acknowledges that you have read this License Agreement and agree to its terms. Furthermore, you agree this License Agreement is the complete and exclusive statement of the agreement between us respecting the Software and related documentation, and it supersedes any proposal or prior agreement - oral or written - and any other communication between us relating to the subject matter of this License Agreement. This License Agreement cannot be modified by any purchase order or other document submitted by you.

9. YEAR 2000 COMPLIANCE. McDATA represents and warrants that the Software is Year 2000 ready. "Year 2000 ready" means that the Software when used in accordance with its associated documentation, is capable of correctly processing, providing, and/or receiving date data within and between the 20th and 21st centuries, provided all other products (for example, software, hardware, and firmware) used with the Software properly exchange accurate date data with it.

10. GENERAL. If any provision of this Agreement is held unenforceable, that provision shall be enforced to the maximum extent permissible so as to give the intent of the parties, and the remainder of this Agreement shall continue in full force and effect. This Agreement is governed by the laws of the State of Colorado, without reference to its conflict of law principles. You agree to comply with all U.S. and foreign export control laws and regulations.

11. RESTRICTED RIGHTS NOTICE. THE FOLLOWING TEXT IS APPLICABLE TO GOVERNMENT
AGENCIES: The Software or documentation on which this notice is affixed or embedded was developed entirely at private expense by the Contractors named below, and is deemed to be "commercial software" and "commercial computer software documentation," respectively, pursuant to DFAR Section 227.7202 and FAR 12.212(b) as applicable. Any use, modification, reproduction, release, display or disclosure of the Software and/or documentation by the U. S. Government or any of its agencies shall be governed by the terms of this Agreement. It may not be used, duplicated, or disclosed by the Government except as expressly permitted by this Agreement and is subject to the restrictions set forth in FAR
Section 52.227-19 or 52.227-14 (ALT III) as applicable. Any technical data provided that is not covered by the above provisions is deemed to be "technical data-commercial items" pursuant to DFAR Sections 227-7015(a). Any use, modification, reproduction, release, display or disclosure of such technical data shall be governed by the terms of DFAR Section 227.7015(b) or as otherwise expressly provided by the Contractors. The Contractors are McDATA Corporation, 310 Interlocken Parkway, Broomfield, Colorado 80021-3464, and McDATA's suppliers.


                                    EXHIBIT E

                    MCDATA WARRANTY AND DISCLAIMER STATEMENT

The following statement will be included by McDATA with each Product shipped to End User Customer:


WARRANTY:

PRODUCT WARRANTY. McDATA warrants that, throughout the specific warranty period identified in the McDATA Product Exhibit for the Product(s) ordered hereunder, such Product(s) and Software will, as delivered and under normal use, be in good working order and will conform to McDATA's published specifications in effect at the time of shipment. If, during the warranty period, the Product(s) fails to conform to McDATA's published specifications, McDATA shall, at its sole option and expense, either repair or replace such non-conforming item in order to satisfy this warranty.

WARRANTY SERVICES. McDATA offers standard warranty services and enhanced warranty services as specified in the attached McDATA Product Exhibit(s).

LIMITATIONS. This warranty shall not apply if repair or parts replacement is required because of accident, neglect, abuse or misuse, failure of electrical power, air conditioning or humidity control, theft, fire or water damage, or causes other than ordinary use, or maintenance performed by End User Customer or persons other than a McDATA-authorized service representative in a manner which McDATA reasonably determines to have adversely affected performance or reliability.

McDATA does not warrant that the Products will meet End User Customer's requirements; that it will operate in the combinations which End User Customer may select for use; that the operation of the Product(s) will be

Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Exhibit E - 02/22/00
uninterrupted or error free; or that all Software programming errors will be corrected.

McDATA shall not be required to adjust or repair any Product if it would be impractical or hazardous to do so because of unauthorized alterations in the Product or its connection by mechanical or electrical means to equipment or devices not identified as compatible in McDATA product specifications.


DISCLAIMER:

THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. MCDATA'S LIABILITY FOR BREACH OF ANY WARRANTY SET FORTH HEREIN SHALL IN NO EVENT EXCEED THE PURCHASE PRICE OF THE AFFECTED ITEM.


Resale Agreement No. 90-00-0109-07         IBM Corporation / McDATA Corporation
Exhibit E - 02/22/00